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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed registration statement File No. 333-64969 on Form S-8.

                                          /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 30, 2000